SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 22, 2003

Nash-Finch Company

(Exact name of Registrant as specified in its charter)

Delaware	0-785	41-0431960
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7600 France Avenue South, P.0. Box 355 Minneapolis, Minnesota		55435
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (952) 832-0534

Item 7. Financial Statements and Exhibits.

(c)	Exhibits

	Exhibit No.	Description

	99.1	Press Release issued by the registrant, dated May 22, 2003.

Item 9. Regulation FD Disclosure.

On May 22, 2003, Nash Finch Company, a Delaware corporation, issued a press release announcing its results for the first quarter of its fiscal year 2003.  The press release appearing in Exhibit 99.1 is not filed but is furnished in accordance with Item 12 of Form 8-K.

A copy of the press release is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NASH FINCH COMPANY

Date: May 22, 2003	By:	/s/ Robert B. Dimond
		Name:	Robert B. Dimond
		Title:	Executive Vice President and
Chief Financial Officer

NASH FINCH COMPANY

EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K

DATED MAY 22, 2003

Exhibit No.	Description	Method of Filing

99.1	Press Release, issued by the registrant, dated May 22, 2003.	Filed herewith